UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 31, 2026
Chain Bridge Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-42302

Delaware	20-4957796
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1445-A Laughlin Avenue, McLean, VA	22101
(Address of principal executive offices)	(Zip Code)
(703)-748-2005
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Class A common stock, par value $0.01 per share	CBNA	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure

Management of Chain Bridge Bancorp, Inc. (the “Company”) will participate in the Raymond James 2026 U.S. Bank and Banking & Tech Conferences in Chicago, Illinois on September 9 - 10, 2026. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and will be available on the Investor Relations section of the Company's website (www.ir.chainbridgebank.com).
The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Presentation for the Raymond James 2026 Bank & Banking on Tech Conferences

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAIN BRIDGE BANCORP, INC.
(Registrant)

Date: August 31, 2026	By:	/s/ John J. Brough
		Name: Title:	John J. Brough Chief Executive Officer and Director